Securitization Program Update September 2006 www.FieldstoneInvestment.com Exhibit 99.1

FORWARD-LOOKING STATEMENTS
This presentation may contain “forward-looking statements” within the meaning of the federal securities laws and, if so, are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Actual results and the timing of certain events may differ materially from those indicated by such forward-looking statements due to a variety of risks and uncertainties, many of which are beyond Fieldstone’s ability to control or predict, including but not limited to (i) Fieldstone’s ability to successfully implement or change aspects of its portfolio strategy; (ii) interest rate volatility and the level of interest rates generally; (iii) the sustainability of loan origination volumes and levels of origination costs; (iv) continued availability of credit facilities for the liquidity we need to support our origination of mortgage loans; (v) the ability to sell or securitize mortgage loans on favorable economic terms; (vi) deterioration in the credit quality of Fieldstone’s loan portfolio; (vii) the nature and amount of competition; (viii)
the impact of changes to the fair value of Fieldstone’s interest rate swaps on its net income, which will vary based upon changes in interest rates and could cause net income to vary significantly from quarter to quarter; and (ix) other risks and uncertainties outlined in Fieldstone Investment Corporation’s periodic reports filed with the Securities and
Exchange Commission. These statements are made as of the date of this presentation, and Fieldstone undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. In addition, the financial information, including the information on Fieldstone’s portfolio characteristics, contained in this presentation are provided for historical purposes only and should not be taken as an indicator of future performance.
Disclaimer

3 Table of Contents I. Introduction to Fieldstone II. Product Summary III.Underwriting Summary IV.Fieldstone Program Performance Appendix A: Culture & Management Appendix B: Interest Only Loans

4 I. Introduction to Fieldstone

Fieldstone Investment Corporation is a public residential mortgage REIT headquartered in Columbia, MD (NASDAQ: FICC)
Based on its track record of originating and selling investment quality non-
conforming mortgage loan pools, Fieldstone:
• Elected to be taxed as a REIT in the fourth quarter of 2003 and
• Built a residential mortgage portfolio that totaled $5.7 billion as of 6/30/06
Fieldstone match-funds its portfolio to term via the MBS market
Fieldstone employs a hybrid business model that accommodates both building a
REIT portfolio and selling whole loans through a Taxable REIT Subsidiary
About Fieldstone

Fieldstone Timeline
June 1995 – Founded by Michael Sonnenfeld (President and CEO) to buy closed, nonconforming credit loans
March 1996 – Transitioned strategy from purchasing closed loans to originating loans through wholesale brokers
2000 – Acquired two conforming originators in 1Q 2000, expanded to 44 offices nationally, and grew its subprime originations
October 2003 – Launched securitization program with $489 million FMIC 2003-1
November 2003 – Raised $707 million of equity in a REIT 144A offering, generating $467 million in tangible equity after redemption of initial venture investors
February 2005 – Listed on NASDAQ: Ticker – FICC
February 2006 – Completed sale of FMC’s wholesale conforming division and a number of conforming retail offices
June 2006 Built $5.7 billion portfolio, executed eleven securitizations, Bloomberg Ticker – FMIC
Not a new company
10+ years of operating experience, originating $29 billion during this period
Sold whole loans exclusively until launch of securitization program in 2003
Launched
securitization
program in
October with
$489MM FMIC
2003-1
Raised $707MM
REIT 144A in
November
Initial strategy to
acquire closed
nonconforming
credit loans only
1995
Grew nonconforming credit
origination and acquired two
conforming origination
businesses
Initiated
wholesale
originations
1996 1997 1998 1999 2000 2001
2002
2003 2004
Listed on
NASDAQ:FICC
2005
Built $5.7B
Portfolio
2006
Sold certain
conforming
division assets
NC Orig.
$681 M
NC Orig.
$6.2 B
NC Orig.
$5.1 B
NC Orig.
$2.5 B
NC Orig.
$1.2 B
NC Orig.
$5.9 B

Corporate Structure
Fieldstone Investment Corporation: (NASDAQ: FICC): REIT
• Built a portfolio of non-conforming loans on-balance sheet:
• $5.7 billion at June 30, 2006 with an average FICO of 648
• Issued $8.3 billion of MBS to match-fund portfolio for life of loans as of
June 30, 2006
• Paid $2.03 of pre-tax dividends to shareholders for 2005
• 3Q 2006 dividend of $0.34 per share, for a cumulative dividend of $1.26 for the first three quarters of 2006
Fieldstone Mortgage Company: Taxable REIT Subsidiary
• Perform loan origination and underwriting
• Manage the quality of loans for REIT portfolio
• Sell non-conforming fixed rate, 2nds and certain hybrid loans, and all conforming loans
• Interim servicer for loans held for sale
• Can retain any after-tax earnings from loan sales to generate capital internally

Fieldstone Mortgage Company
Taxable REIT Subsidiary
Established in 1995
Originated $1.5 billion of loans by its Non-Conforming Wholesale and Retail Divisions in the second quarter of 2006 for a total of $2.5 billion for the first six months of 2006
87% from the Non-Conforming Wholesale Division and 13% from Retail Division
For the year 2005, $6.1 billion loans were originated by its Non-Conforming Wholesale and Retail Divisions
Retained 56% of non-conforming loan production for investment portfolio in Q2 of 2006
Sells non-portfolio loans for cash gains on sale
Provides interim servicing and initial loan set up
Corporate Structure and Strategy
Fieldstone Investment Corporation
Mortgage REIT on NASDAQ: FICC
100%  ownership
•
$5.7 billion portfolio of Fieldstone’s loans as of
June 30, 2006
•
Pay dividends of portfolio earnings, pre-tax
•
Q3‘06 dividend of $0.34 per share
•
Paid $4.38 per share of dividends since 2003
offering

FMIC 2003-1
Size: $488,923,000
Priced: 10/3/03
AAA: LIBOR + 35bps
BBB: LIBOR + 325bps
FMIC 2004-1
Size: $663,157,000
Priced: 2/6/04
AAA: LIBOR + 31bps
BBB: LIBOR + 180bps
FMIC 2004-2
Size: $857,120,000
Priced: 4/16/04
AAA: LIBOR +25bps
BBB: LIBOR +215bps
FMIC 2004-3
Size: $986,500,000
Priced: 6/23/04
AAA: LIBOR + 30bps
BBB: LIBOR + 215bps
FMIC 2004-4
Size: $874,308,000
Priced: 9/27/04
AAA: LIBOR + 33bps
BBB: LIBOR + 170bps
FMIC 2004-5
Size: $892,350,000
Priced: 11/10/04
AAA: LIBOR + 34bps
BBB: LIBOR + 185bps
All of the figures are at deal inception.
REIT Portfolio Strategy
FMIC 2003-1 Caps at Forward LIBOR
FMIC 2004-1 Swap at 1.94%
FMIC 2004-2 Swap at 2.08%
FMIC 2004-3 Swap at 3.29%
FMIC 2004-4 Utilized Cap Corridor
FMIC 2004-5 Swap at 2.89%
FMIC 2005-1 Swap at 3.53%
FMIC 2005-2 Swap at 3.95%
FMIC 2005-3 Swap at 4.36%
FMIC 2006-1 Swap at 4.79%
FMIC 2006-2 Swap at 5.19%
Consistent Net Interest Income Consistent Issuance of MBS Debt
Focused Strategy to Create Stable and High Yielding Cash Flows
FMIC 2005-1
Size: $743,625,000
Priced: 2/14/05
AAA: LIBOR + 23bps
BBB: LIBOR + 135bps
FMIC 2005-2
Size: $958,447,000
Priced: 7/15/05
AAA: LIBOR + 25bps
BBB: LIBOR + 135bps
FMIC 2005-3
Size: $1,156,009,000
Priced: 10/28/05
AAA: LIBOR +24bps
BBB: LIBOR + 200bps
FMIC 2006-1
Size: $926,936,000
Priced: 3/14/06
AAA: LIBOR +17bps
BBB: LIBOR + 230bps
FMIC 2006-2
Size: $779,200,000
Priced: 6/29/06
AAA: LIBOR +15bps
BBB: LIBOR + 190bps

REIT-Portfolio-Strategy-–-continued
Originate high quality non-conforming loans for REIT portfolio
2/28 hybrid ARMs primarily
648 average credit score as of 6/30/2006
Interest Only Hybrid ARM’s fully amortize after five years
Higher average credit score balanced by reduced documentation and higher LTV
Finance portfolio with long-term securitization debt
On-balance sheet financing
No “gain on sale” non-cash gains on securitization
Committed financing with strong asset-liability management
Retain Fieldstone loans to assure quality and minimize cost basis

National Origination Franchise
Corp. HQ
Retail Office
Wholesale Op Center
Retail Op Center
Everett
Boston
Corporate
Headquarters,
Columbia,
Maryland
Ft. Lauderdale
Sacramento
Seattle
Portland
Concord
Carson
Irvine
Encinitas
Denver
Las Vegas
Phoenix
Houston
Bloomington
Omaha
Frisco
Boca Raton
Chicago
Indianapolis
Hanover
Tampa
Overland Park
Memphis
• 52
offices in 21 states
• 248 wholesale AEs
• 130 retail LOs
Wichita
Albuquerque
Wholesale Office
Chatsworth
Arlington
Plano
Havre de Grace
Upper Marlboro
Rockville
Waldorf
Atlanta
As of September 30, 2006

Coupon %
9.0
8.5
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Oct - 06

Non-Conforming Hybrid ARM Mortgage -
Initial Gross Interest Margin (prior to ARM re-set)
Source: Bloomberg
• Initial Coupon on 2 year hybrid ARM mortgages will re-set after 24 months.
• Interest rate will reset to a “margin” of 5% to 6% over 6 month LIBOR.
• Periodic cap of 3% on the initial rate reset, 1% each reset every six months and 6% life cap. Total increase capped at 6%.
2 Year Hybrid Gross Int. Margin
2/28 Hybrids HFI 2/28 Hybrids HFS 2YR SWAP HFI v. Swap

FIELDSTONE
INVESTMENT CORPORATION

Prospectus supplement to prospectus dated June 8, 2006

$779,200,000

FIELDSTONE
INVESTMENT CORPORATION

Fieldstone Investment Corporation
Seller and Sponsor

Fieldstone Mortgage Investment Corporation
Depositor

Wells Fargo Bank, N.A.
Master Servicer, Trust Administrator and Custodian

Fieldstone Mortgage Investment Trust, Series 2006-2
Issuing Entity

Fieldstone Mortgage Investment Trust Mortgage-Backed Notes, Series 2006-2

The assets of the Issuing Entity will include:

Two groups of conventional, fully amortizing, adjustable rate and fixed-rate mortgage loans secured by first and second liens on residential properties that were originated by a subsidiary of Fieldstone Investment Corporation.

The Issuing Entity will issue the following classes of notes pursuant to this prospectus supplement:

- 4 classes of Class A Notes and
- 11 classes of Class M Notes.

The classes of notes are listed and their respective initial note principal amounts, interest rates and repayment characteristics are described in the table entitled "*Summary of Terms – The Series 2006-2 Notes*" beginning on page S-3.

Principal and interest on the notes will be payable monthly, commencing on July 25, 2006.

Credit Enhancement

Credit enhancement for the notes will include excess interest (including net swap receipts received from the swap counterparty under interest rate swap agreements), overcollateralization, subordination and limited cross-collateralization.

Investment in these notes involves risks. You should consider carefully the risk factors beginning on page S-22 in this prospectus supplement and page 8 of the prospectus. This prospectus supplement may be used to offer and sell the notes offered hereby only if accompanied by the prospectus.

These notes will be issued by the Issuing Entity, and will be backed only by the assets of the Issuing Entity. Neither these notes nor the assets of the Issuing Entity will be obligations of Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Fieldstone Investment Corporation, Fieldstone Servicing Corp., Wells Fargo Bank, N.A., JPMorgan Chase Bank, National Association or any of their respective affiliates. These notes will represent obligations solely of the Issuing Entity. These notes will not be insured or guaranteed by any governmental agency or any other entity.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the notes or determined that this prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters, will each offer the Class A and Class M Notes purchased by it from Fieldstone Mortgage Investment Corporation, as depositor, at a price equal to approximately 99.75% of the aggregate note principal amount of the notes plus accrued interest, if applicable, before deducting expenses estimated to be approximately $850,000. The underwriters will each sell the notes purchased by it from time to time in negotiated transactions at varying prices to be determined at the time of sale.

Delivery of the notes will be made in book-entry form through the facilities of The Depository Trust Company, Clearstream Luxembourg and the Euroclear System on or about July 6, 2006.

LEHMAN BROTHERS

BEAR, STEARNS & CO. INC.

CREDIT SUISSE

MERRILL LYNCH & CO.

June 30, 2006

Finance-loans-prior-to-securitization-or-sale-with-a-diverse-group-of-Wall-Street-and bank lenders-with-$1.87-billion-in-lines-of-credit-as-of-June-30,-2006
Finance-retained-securities-with-Wall-Street-lenders-with-$400-million-in-lines-of-
credit.
Use-mortgage-backed-securities-(MBS) -to-finance-REIT
portfolio
Provides long-term financing for portfolio
without margin calls
MBS market highly liquid
Structure securitizations to cash flow NIM from month one
Not issuing “NIM” securities
Focus on issuing bonds rated BBB or higher
Not reliant upon selling low rated and less liquid
(BBB- or BB) bonds
Highly efficient - weighted average bond spread of LIBOR
+ 28 bps on 2006-2 (to call)
Warehouse-and-Securitization-Financing

Servicing Strategy
Fieldstone performs key loan set-up and initial quality control functions on all loans
Highly rated sub-servicer: JPMorgan Chase Bank, N.A.
Fitch:  RPS1- and RSS1- (primary subprime and special servicing, respectively)
Moody’s:  SQ1 (subprime servicing)
S&P: “STRONG” and on its select servicer list
Wells Fargo Bank, N.A. is engaged on securitizations as:
Master Servicer, including Servicer Oversight
Bond Administrative Agent
Ultimately, Fieldstone will look to build or acquire a significant servicing capacity
Will allow focus on special servicing, loss mitigation and product refinement
Source of revenue, but will increase cost of servicing, at least temporarily

FMIC Program Distinguishing Characteristics
Strong servicer – JPMorgan Chase Bank, N.A. maintains the highest servicer ratings from the rating agencies
Strong Master Servicer / Servicing Oversight – Wells Fargo Bank, N.A.
Reduced Basis Risk
Primarily hybrid ARM collateral with limited fixed rate and 2 nd
liens
Interest rate swaps or other hedge instruments pledged to the trust during hybrid period
Fieldstone aligns its interests with those of ABS investors
Retains BBB-rated notes
Retains full residual / “equity” in pool
Funds OC up-front even though not selling NIM
Treats securitization as a financing on balance sheet

16 II. Product Summary

Credit Score Distribution
Fieldstone Portfolio as of June 30, 2006
Investment Portfolio Balance ($ millions) Collateral Characteristics
Average Credit Score 648
Hybrid ARMs 94.9%
Average Current Coupon 7.6%
Average Gross Margin 5.4%
Prepayment Fee Coverage 86.0%
Full Income Documentation 44.9%
Interest Only Loans 56.6%
Purchase Transactions 61.2%
Primary Residences 96.2%
Weighted Average LTV 81.6%
- LTV>90% 3.6%
- Weighted Average CLTV 93.1%
State Concentration-California 38.9%
Average Loan Size                               $183,561
-Average Property Value                 $249,900
-Average Property Value-CA          $419,014
5%
16%
29%
33%
18%
0%
5%
10%
15%
20%
25%
30%
35%
500-549 550-599 600-649 650-699 >700
_
$4,129
$5,273
$5,526 $5,487
$5,688
$3,151
$4,752
$5,106
$4,836
$-
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06

Credit Risk Management
Credit Score by Income Documentation Level
Q2 2006 Non-Conforming Originations
620
638
616
666
678
631
600
620
640
660
680
700
720
740
Full or Alternative
Documentation
24 Month Bank
Statements
12 Month Bank
Statements
Limited
Documentation
Stated Income
Self Employed
Stated Income
Wage Earner
Weighted Average Credit Score: 648

Credit Risk Management-Risk-Based Pricing
8.1%
7.5%
7.4% 7.4%
8.9%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
8.0%
8.5%
9.0%
500-549 550-599 600-649 650-699 >700
Weighted Average Coupon: 7.6%
Credit Score
_
Portfolio Composition - Risk-Based Pricing
(as of June 30, 2006)

20 III. Underwriting Summary

Underwriting Summary
Fieldstone’s Investigative Underwriting Process is designed to deter fraud and limit default frequency and loss severity.
Full credit underwriting completed on all loans prior to funding
Default Frequency control
Full doc loans require execution of 4506 T
Stated loans
» require authentication of self-employment documents (licenses, CPA letters)
» credit history and assets appropriate for income stated
Purchase loans require 24 month chain of title to detect flip transactions
Refinance transactions require written borrower benefit analysis to deter predatory lending
Loans processed through Fieldscore (Fieldstone’s automated pre-qualification engine) to insure borrower is placed in an appropriate product and to reduce errors
All credit reports are generated by Fieldstone.  Credit reports are tri-merged credit reports containing Safescan or HAWK fraud alert, OFAC, previous employment and residence information.

Underwriting-Summary---continued
Loss-Severity-control:-Fieldstone’s-Appraisal-Policy
Appraisal checklist completed by underwriters
Appraisal validated through AVM or other review products unless completed by approved National Appraisal firm or new construction by approved national builder
All desk reviews are enhanced desk reviews, with new comparable sales evaluated
Field reviews required when transaction involves –
» seller held second
» non-arm’s length transactions (related-party seller)
» rural properties
Second appraisal required when loan amounts exceed $1,000,000
Appraisers checked against internal and external watch list

Controls
Underwriting completed in regional offices
Provides strong knowledge of local statutes
Better knowledge of local real estate values
Credit approval authorities are assigned to each underwriter by the Chief
Credit Officer
Underwriter-performance-tracked-monthly-via-Underwriters’-Report-Card
Post closing QC completed by internal staff and third party due diligence re-verifies process
Responses including corrective actions are due monthly
Monthly audit findings reported to senior management
6 month trending reporting to executive management
Loan Origination System contains edits for internal and regulatory compliance
Fieldstone-does-not-fund-Section-32-,-high-cost-or-covered-loans-in-any jurisdictions
All loans processed through Clayton’s compliance software
Edits created by IS, checked by compliance and 3
rd
party, and imbedded in LOS
Exceptions rarely made for LTV/CLTV or Credit Score
Common exceptions include bankruptcy/foreclosure seasoning, cash out amount and seasoning and loan amount

Income Documentation Requirements
Fieldstone Offers Five Documentation Levels.  Verbal Verification of
Employment Is Always Obtained by FMC Within Five Days of Closing
Full Documentation
Current pay stubs and most recent year’s W-2s for wage earners; two-years tax returns (business and personal) for self-employed borrowers
Hourly and self-employment income is averaged, declining income is not allowed
All borrowers receiving fixed income must verify all income used for qualifying
24-Months’ Bank Statements (all employment types allowed)
24-months’ personal bank statements, allow for 100% of average deposits toward qualifying.  If using business bank statements, 75% of average deposits is used for qualifying
12-Months’ Bank Statements (self-employed borrowers only)
Same credit for deposits as 24-months program

Income-Documentation-Requirements---continued
Limited Documentation
Wage Earners:
Most recent YTD pay stub required; average YTD income used
to qualify; must verify two years in the same profession
1099 Employees:
Most recent year’s 1099 and YTD statement of earnings
required.  75% of average income used to qualify
Self-Employed:
Six months of personal bank statements using 100% average
deposits to qualify or six months of business bank statements using 75% of average deposits.  Borrowers must provide evidence they owned and operated the business at least two years
Stated Documentation
Wage Earners:
Income is stated on the 1003 and file must include a written
VOE from current employer that does not provide income info, but does show dates of employment, position, if employment is likely to continue and average hours worked per week.  Borrower must document two years in the same profession.  Income must be reasonable for borrower’s profession
Self-Employed:
Income is stated on the 1003 and file must include evidence that borrower has owned and operated the business for at least two years

26 IV. Fieldstone Performance

FIELDSTONE
INVESTMENT CORPORATION

60+ Delinquency

Loan-Performance---Delinquencies
Source: Industry Averages from Intex/CS
FMIC Static Pool Delinquency Analysis
60+ Days Delinquent (OTS Method)
0%
5%
10%
15%
20%
25%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37
Deal Seasoning (months)
2003 Non-Prime ARM Data from Intex/CS Weighted Average of FMIC 2003 Vintage
2004 Non-Prime ARM Data from Intex/CS Weighted Average of FMIC 2004 Vintage
2005 Non-Prime ARM Data from Intex/CS Weighted Average of FMIC 2005 Vintage

FMIC Static Pool Cumulative Loss Analysis
Source: Industry Averages from Intex/CS
FMIC Static Pool Cumulative Loss Analysis
0
0
0
0
0
1
1
1
1
1
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37
Deal Seasoning (months)
2003 Non-Prime ARM Data from Intex/CS Weighted Average of FMIC 2003 Vintage
2004 Non-Prime ARM Data from Intex/CS Weighted Average of FMIC 2004 Vintage
2005 Non-Prime ARM Data from Intex/CS Weighted Average of FMIC 2005 Vintage

FMIC Static Pool Prepayment Analysis
Source: Industry Averages from Intex/CS
FMIC Static Pool Prepayment Analysis
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37
Deal Seasoning (months)
2003 Non-Prime ARM Data from Intex/CS Weighted Average of FMIC 2003 Vintage
2004 Non-Prime ARM Data from Intex/CS Weighted Average of FMIC 2004 Vintage
2005 Non-Prime ARM Data from Intex/CS Weighted Average of FMIC 2005 Vintage

30 Appendix A: Culture & Management

Each-employee-takes-personal-accountability-for-the-success-of-the
Team
Focus-on-long-term-relationships-with-market-professionals-where
“value-added”-enables-rational-pricing-and-loan-quality
Fieldstone’s-Culture-and-Strategy
Fully-integrated-originator-of-and-investor-in-quality-mortgage-loans-in-
a-tax-advantaged-structure
Experienced-management-team-focused-on:
•
Quality-of-loans-and-integrity-of-operations
•
Portfolio-structured-for-stability-in-multiple-rate-environments
•
Long-term-value
•
Efficiency-of-Operations
•
Customer-Service
_______
________
_______
_______

Management Experience
Michael Sonnenfeld, President and Chief Executive Officer since 1995
18+ years of experience in mortgage banking and mortgage securities
Former Director of the Subprime Residential Mortgage Conduit for Nomura Securities International, Inc.
Former President for Saxon Mortgage Funding Corp. and Saxon Mortgage Capital Corp.
Nayan Kisnadwala, EVP and Chief Financial Officer since 2006
20+ years of experience in consumer and mortgage finance
Former MBNA Senior Executive Vice President and CFO of the Consumer Finance and Business Lending
Division, which included the mortgage business
Former CFO at American Express in its Global Operations
Former positions in Risk Management and Finance at Citicorp, Card Establishment Services and First Data
Walter Buczynski, EVP Secondary since 2000
20+ years of experience in mortgage banking
Former SVP at GE Capital Mortgage Services, Inc. directing the capital market activities
Former EVP of Secondary for Margaretten & Co., now known as Chase Manhattan Mortgage Corp.
John Kendall, EVP Investment Portfolio since 2004
14+ years of experience in mortgage capital markets
Former Director Public Fixed Income, MBS/ABS Portfolio; Northwestern Mutual Life Insurance Co.
Former First Vice President, Asset Finance Group; Kidder Peabody & Co. / Paine Webber, Inc.
Former Vice President, Capital Markets Group; Greenwich Capital Markets
Gary Uchino, SVP and Chief Credit Officer since 1995
20+ years of experience in subprime lending
Former Vice President of Credit Administration for Security Pacific Corp.
Former Director for Associates Financial Services Co. of Japan, KK
Jim Hagan, EVP Production of FMC since 1996
20+ years of experience in mortgage banking
Former RVP of the Subprime Division for American Residential Mortgage Corp.
Former Senior Vice President for Long Beach Mortgage Corp.

33 Appendix B: Interest Only Loans

Interest Only Loans
After an interest only period, IO loans fully amortize to maturity and borrowers’ payments increase to include principal in addition to interest
No principal is scheduled to amortize or be repaid for an initial  agreed period
The borrower pays simple interest on the original loan balance until amortization commences
Fieldstone’s Interest Only periods are five years; the IO period in the market generally varies from 2 to 10 years
IO loans appeal to payment sensitive, purchase money borrowers, often in housing markets that have witnessed significant home price appreciation
A 5 year IO term introduces the additional payment shock to the hybrid borrower well after they have weathered prior payment changes related to rate resets when the payment change matters little from a present value perspective and is smaller in inflation-adjusted terms
Payment changes related to the initial hybrid ARM rate reset and the commencement of principal amortization are staggered in order to avoid multiple simultaneous payment shocks to the borrower
A 2 year IO term exacerbates inherent payment shock at rate reset and will likely increase post reset defaults
Refinancing alternatives for IO hybrid borrowers will include Fixed Rate Mortgages, teased
Hybrids and teased Short Reset ARMS

Interest-Only-Loans-–-continued
Interest Only Loan Characteristics vs. Non-IO loans on FMIC 2006-2
IO NON-IO TOTAL
Avg Balance $320,622 $151,145 $197,286
Coupon* 7.98% 8.51% 8.27%
Margin* 5.78% 4.62% 5.13%
FICO* 672 627 647
FICO < 550* 0.00% 4.76% 2.65%
FICO < 600* 1.31% 33.73% 19.38%
FICO < 700* 78.37% 89.42% 84.53%
LTV* 85.65% 79.65% 82.31%
DTI* 43.82% 41.52% 42.53%
Full Doc 25.75% 55.02% 42.07%
Purchase 71.22% 62.16% 66.17%
Owner Occupied 99.45% 98.82% 99.12%
*Weighted Averages

Securitization Program Update September 2006 www.FieldstoneInvestment.com